                                                                   EXHIBIT 10.23

                                   VYYO INC.
                               AMENDMENT NO. 2 TO
                             REGISTRATION RIGHTS AND
                                LOCK-UP AGREEMENT

         THIS AMENDMENT NO. 2 TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT (this "Amendment") is entered into as of this 4th day of February, 2000, by and among Vyyo Inc., formerly known as PhaseCom, Inc. (the "Company"), and the holders of shares of the Company's Common Stock, or securities convertible into or exchangeable or exercisable for Common Stock, that are identified on the signature page to this Amendment (the "Holders").

                                   WITNESSETH:

         WHEREAS, the Company and the Holders are parties to that certain Registration Rights and Lock-Up Agreement, dated as of April 21, 1996, as amended on August 13, 1999 (the "Registration Rights Agreement");

         WHEREAS, the Company has filed a Registration Statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission in connection with a proposed underwritten initial public offering (the "Offering") of shares of its common stock, par value $0.0001 per share ("Common Stock");

         WHEREAS, each Holder recognizes that the Offering will be of benefit to such Holder and will benefit the Company by, among other things, raising additional capital for its operations;

         WHEREAS, in connection with the Offering, the parties hereto desire to amend the Registration Rights Agreement as set forth herein;

         WHEREAS, pursuant to Section 3(a) of the Registration Rights Agreement, the Registration Rights Agreement may be amended upon the written consent of Holders holding a majority of the then Registrable Securities; and

         WHEREAS, the undersigned Holders hold at least a majority of the currently outstanding Registrable Securities.

         NOW, THEREFORE, for and in consideration of the foregoing and the mutual agreements and covenants contained in this Amendment, the parties hereto agree as follows:

         1. DEFINITIONS. Except as otherwise provided herein, the definitions set forth in Article 1 of the Registration Rights Agreement shall have the same meaning in this Amendment as if fully set forth herein.

         2. AMENDMENT TO SECTION 2(A)(II)(2). Section 2(a)(ii)(2) of the Registration Rights Agreement shall be deleted and in its place the following new Section 2(a)(ii)(2) shall be inserted:

                  (2) Prior to the earlier of (A) December 1, 2000, or (B) eighteen (18) months after the effective date of PhaseCom Del's first registered underwritten offering to the general public of its securities for its own account;

         3. AMENDMENT TO SECTION 2(B)(I). Section 2(b)(i) of the Registration Rights Agreement shall be deleted and in its place the following new Section 2(b)(i) shall be inserted:

                  (i) PHASECOM DEL'S OBLIGATION TO REGISTER. If PhaseCom Del at any time proposes to initiate a registration of its securities under the Securities Act on its own or upon request of Holders other than Initiating Holders and thereafter registers any of its securities under the Securities Act (other than a registration effected (A) solely to implement an employee benefit plan, a transaction to which Rule 145 of the Securities Act is applicable or any other form or type of registration in which Registrable Securities cannot be included pursuant to Commission rule or practice or (B) in connection with PhaseCom Del's first registered underwritten offering to the general public of its securities for its own account), it will give written notice to all Holders of the outstanding Registrable Securities of its intention to do so at least twenty (20) days prior to the filing of any such registration (stating the intended method and terms of disposition of such securities, including a list of the jurisdictions in which PhaseCom Del intends to qualify such securities). Upon the written request from any Holder within fifteen (15) days after receipt of PhaseCom Del's notice to the Holders, subject to the limits contained in this Section, PhaseCom Del shall afford each such Holder an opportunity to include in such registration all or any part of the Registrable Securities then held by such Holder, all to the extent requisite to permit such sale or other disposition by such Holders of the Registrable Securities so registered and to the extent permissible under applicable securities laws; provided, however, that PhaseCom Del shall be required to use such best efforts to register said Registrable Securities under this Section (b) no more than two (2) times.

         4. FULL FORCE AND EFFECT. The parties hereto hereby modify and amend the Registration Rights Agreement in accordance with the provisions of this Amendment and except as hereby and herein modified and amended, the Registration Rights Agreement shall remain in full force and effect and binding upon the parties.

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Amendment as of the date first above written.


                                VYYO INC. (formerly PhaseCom, Inc.)

                                By:   /s/ Davidi Gilo
                                     -------------------------------------------
                                Name:    Davidi Gilo
                                Title:   Chairman of the Board and CEO


                                PHASECOM INVESTOR GROUP LIMITED PARTNERSHIP

                                By:     /s/ Davidi Gilo
                                   ---------------------------------------------
                                Name:    Davidi Gilo
                                Title:   President of Harmony Management, Inc.,
                                         General Partner


                                PHASECOM INVESTOR GROUP LIMITED
                                PARTNERSHIP NO. 2

                                By:      /s/ Davidi Gilo
                                   ---------------------------------------------
                                Name:    Davidi Gilo
                                Title:   President of Harmony Management, Inc.,
                                         General Partner

                                DAVIDI and SHAMAYA GILO TRUST U/T/D 1/18/91

                                By:      /s/ Davidi Gilo
                                   ---------------------------------------------
                                Name:    Davidi Gilo, Trustee


                                GALRAN PROPERTIES (1993) LTD.

                                By:      /s/ Boaz Adini
                                   ---------------------------------------------
                                Name:    Boaz Adini
                                Title:   Chairman


                                EICHOT CAPITAL MARKETS AND
                                INVESTMENTS (1993) LTD.

                                By:      /s/ Zvi Biran and Koti Gavish
                                   ---------------------------------------------
                                Name:   Zvi Biran and Koti Gavish
                                Title:   General Managers


                                TOM HOLDINGS AND PROPERTIES (1993) LTD.

                                By:      /s/ Zvi Biran
                                   ---------------------------------------------
                                Name:   Zvi Biran
                                Title:   Chairman


                                Y. ATAI INVESTMENTS (1993) LTD.

                                By:      /s/ Yahuda Atai
                                   ---------------------------------------------
                                Name:    Yahuda Atai
                                Title:   Director

                                ADC TELECOMMUNICATIONS, INC.

                                By:      /s/ John Griffin
                                   ---------------------------------------------
                                Name:    John Griffin
                                Title:   Vice President


                                PEZZOLA - FOSTER TRUST U/T/D 4/3/87

                                By:      /s/ Stephen P. Pezzola
                                   ---------------------------------------------
                                Name:    Stephen P. Pezzola, Trustee


                                JOSEPH GORODNICK


                                ------------------------------------------------


                                ITHZAK and ESTHER HOFFI

                                         /s/ Ithzak Hoffi
                                ------------------------------------------------

                                         /s/ Esther Hoffi
                                ------------------------------------------------


                                CHIM-NIR LTD.

                                By:  /s/ Ilan Sela  and /s/ Arie Etziony
                                   ---------------------------------------------
                                Name:    Ilan Sela and Arie Etziony
                                Title:   Director / Director

                                HAREL-HAMISHMAR INVESTMENTS LTD.

                                By:
                                   ---------------------------------------------
                                Name:
                                Title:


                                AL-BEN LTD.

                                By:  /s/ Josef Paluch
                                   ---------------------------------------------
                                Name:     Josef Paluch
                                Title:    CEO


                                ILAN SELAH

                                     /s/ Ilan Selah
                                ------------------------------------------------


                                ARYEH and YUVAL EZYONI

                                     /s/ Aryeh Ezyoni
                                ------------------------------------------------

                                     /s/ Yuval Ezyoni
                                ------------------------------------------------


                                MORDECHAI GAZIT

                                     /s/ M. Gazit
                                ------------------------------------------------


                                SHAUL BERGER


                                ------------------------------------------------

                                REUVEN AND NAOMI ASHKENAZY

                                     /s/ Reuven Ashkenazi
                                ------------------------------------------------

                                ------------------------------------------------


                                AVRAHAM FISCHER


                                ------------------------------------------------


                                MIRI LENT


                                ------------------------------------------------



                                I. FISCHER & CO., as Trustee U/A dtd
                                11/10/97
                                FBO:     The parties identified on Schedule A
                                         hereto


                                By:
                                     -------------------------------------------
                                Name:
                                Title:


                                VICTOR HALPERT


                                ------------------------------------------------


                                YOTAM FINANCING TECHNOLOGICAL VENTURES LTD.

                                By:    /s/ Arie Hinkis
                                   ---------------------------------------------
                                Name:  Arie Hinkis
                                Title:  President

                                SCHLOMO RACHIV


                                ------------------------------------------------

                                   SCHEDULE A

I. Fischer & Co., as Trustee U/A dtd 11/10/97

FBO:  Y. Azai Investments Ltd.
FBO:  Galran Properties (1993) Ltd.
FBO:  Tom Holdings and Properties (1993) Ltd.
FBO:  Eichot Capital Markets and Investments (1993) Ltd.
FBO:  Arie Zimmerman
FBO:  Ithzak and Esther Hoffi
FBO:  Chim-Nir Ltd.
FBO:  MMD Technology Israel Ltd.
FBO:  Reger Investment Company Ltd.
FBO:  Cham Foods (Israel) Ltd.
FBO:  Harel-Hamishmar Investments Ltd.
FBO:  Reuven and NaomiAshkenazy
FBO:  Al-Ben Ltd.
FBO:  Miri Lent
FBO:  Ilan Selmo
FBO:  Yotam Financing and Technological Ventures Ltd.
FBO:  Hananyah and Tamar Amishav
FBO:  Phelix Lachman
FOB:  Mordechai Gazit
FOB:  Michael Barzily, or Successor, as Trustee on behalf of Meir Leiberman
FOB:  Michael Barzily, or Successor, as Trustee on behalf of Dudi Gidron
FOB:  Michael Barzily, or Successor, as Trustee on behalf of Menashe Shahar